                                                                   EXHIBIT 10.30

                           ASSET PURCHASE AGREEMENT

                                  (Michigan)

     This Asset Purchase Agreement (the "Agreement") is made and entered into as of July 12, 2000, by SPRINT SPECTRUM L.P. and its subsidiaries SPRINT SPECTRUM EQUIPMENT COMPANY, L.P. and SPRINT SPECTRUM REALTY COMPANY, L.P., all of which are Delaware limited partnerships (together "Seller"), and iPCS Wireless, Inc., a Delaware corporation ("Buyer").

                                   Recitals

     I. Seller owns or leases that equipment and property of Seller located in the following BTAs and identified on attached Exhibit A (the "Assets"):

               Grand Rapids, MI        BTA No. 169
               Lansing, MI             BTA No. 241
               Muskegon, MI            BTA No. 310
               Saginaw-Bay City, MI    BTA No. 390

     II. Buyer and Seller have entered into that certain Amended and Restated Addendum III dated March 8, 2000 to the Sprint PCS Management Agreement dated January 22, 1999 (the "Management Agreement"), to which this Agreement is made an exhibit upon its execution by the parties and that provides, among other things, that Buyer will purchase and Seller will sell the Assets, upon the terms and conditions set forth in this Agreement.

                                  Agreements

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement the parties hereto agree as follows:

     1. Transfer of Assets. Subject to the terms and conditions of this Agreement, Seller agrees to sell, convey and assign to Buyer, and Buyer agrees to purchase from Seller, all of Seller's right, title and interest in the Assets, free and clear from all liens created by the Seller other than those arising from the Assumed Liabilities (as defined below). The consummation of this transaction will occur, subject to the terms and conditions of this Agreement, on or before July 12, 2000 (the "Closing Date").

     2. Purchase Price. The purchase price of the Assets (the "Purchase Price") will be equal to the amount set forth on the attached Exhibit B.

     3. Review Period. Buyer acknowledges that it has had an opportunity to review such documents and make, or cause to be made by agents or contractors of Buyer's choosing, any and all physical, mechanical, environmental, structural or other inspections of the Assets as Buyer deems appropriate.

     4. Assumption of Liabilities. Buyer agrees to assume the liabilities, debts, expenses and obligations of Seller that relate to the Assets with respect to the period from and after the date on which such Assets are transferred to Buyer and that are set forth on Exhibit C (the "Assumed Liabilities"), and to pay and perform the Assumed Liabilities when due. Buyer's assumption of the Assumed Liabilities does not enlarge any rights of third parties under contracts or arrangements with Buyer or Seller. Nothing in this Agreement prevents Buyer from contesting in good faith any of the Assumed Liabilities. Other than the Assumed Liabilities, Buyer assumes no liabilities whatsoever relating to the Assets or the business and operations of Seller.

     5. Condition of Assets. It is understood and agreed that Seller is not making, and Seller specifically disclaims, any warranties or representations of any kind or character, express or implied, with respect to the Assets, including, but not limited to, warranties or representations as to matters of title (except that Seller represents and warrants that Seller has not previously conveyed, pledged, encumbered, hypothecated or assigned that Asset to any other party), zoning, tax consequences, physical or environmental conditions, availability of access, operating history or projections, valuation, governmental approvals, governmental regulations or any other matter or thing relating to or affecting the Assets, including, without limitation: (i) the value, condition, merchantability, marketability, profitability, suitability or fitness for a particular use or purpose of the Assets; (ii) the manner or quality of the construction or materials incorporated into any of the Assets; and (iii) the manner, quality, state of repair or lack of repair of the Assets. Buyer agrees that with respect to the Assets, Buyer has not relied upon and will not rely upon, either directly or indirectly, any representation or warranty of Seller or any agent of Seller other than as specifically set forth in this Agreement.

     Buyer represents that it is a knowledgeable purchaser and that it is relying solely on its own expertise and that of Buyer's consultants, and that Buyer will conduct such inspections and investigations of the Assets as it deems necessary or advisable, including, but not limited to, the physical and environmental conditions thereof, and shall rely upon same, and, upon closing, shall assume the risk that adverse matters, including, but not limited to, adverse physical and environmental conditions, may not have been revealed by Buyer's inspections and investigations. Buyer acknowledges and agrees that upon Closing, Seller shall sell and convey to Buyer and Buyer shall accept the Assets "as is, where is" with all faults, and Buyer further acknowledges and agrees that there are no oral agreements, warranties or representations, collateral to or affecting the Assets by Seller, any agent of Seller or any third party except as specifically set forth in this Agreement. The terms and conditions of this
Section 5 shall expressly survive the Closing.

     6. Damage or Destruction. If prior to the date on which any particular Asset is transferred to Buyer, any such Asset is destroyed or substantially damaged by fire, lightning or any other cause, or all or any part of the Assets are taken by eminent domain (or is the subject of a pending or contemplated taking which has not been consummated), Seller will immediately deliver to Buyer written notice of such event or condition, and Buyer will have the option of (a) enforcing this Agreement and retaining any insurance proceeds or proceeds of the taking by eminent domain, or (b) terminating this Agreement with respect to the affected Asset(s) by written notice within twenty (20) days after receiving written notice from Seller of such destruction, damage, claim or taking. If this Agreement is terminated, neither party will have any further obligation under this Agreement respecting the affected Assets. The risk of loss will be borne by Seller until the date of transfer.

     7. Closing. If Buyer does not terminate the Agreement pursuant to Paragraph 3 or 6 of this Agreement, then, on the Closing Date:

     (i) Seller and Buyer shall execute and deliver to each other an Assignment of Leases and Bill of Sale in the form attached hereto as Exhibit D for the Assets;

     (ii)     Buyer shall pay to Seller the Purchase Price; and

     (iii) Buyer shall provide copies of all necessary consents, if any, for the conveyance or assignment of the Assets and the assumption by Buyer of the Assumed Liabilities. Such consents shall be in the form of the Consent and Release attached hereto as Exhibit E, with such changes as shall be approved by Seller (which approval shall not be unreasonably withheld).

      Buyer is responsible for paying or causing to be paid all transfer, stamp, recording, sales, use, excise or similar taxes, fees or duties payable in connection with the sale, assignment or conveyance of Seller's interest in and to the Assets or the assumption of the Assumed Liabilities.

     Buyer is also responsible for reporting all taxable property to the appropriate taxing authority for ad valorem tax purposes. Buyer will pay as and when due all taxes, assessments, liens, encumbrances, levies, and other charges against the real estate, personal property and intangible property that is sold, transferred, assigned or otherwise conveyed to Buyer pursuant to this agreement, other than those relating to the period prior to the date of transfer, which shall remain the responsibility of Seller.

     8. Further Assurances. Seller will from time to time at the request of Buyer, do, make, execute, acknowledge and deliver all such other instruments of conveyance, assignment, and transfer, in form and substance reasonably satisfactory to Seller, as Buyer may reasonably require for the more effective conveyance and transfer of any of the Assets.

     9. Indemnification; Survival. Breaches of this Agreement by either Buyer or Seller will be a breach for which the non-breaching party is entitled to indemnification utilizing the procedures set forth in the Management Agreement. This Agreement shall survive the Closing.

    10. Entire Agreement and Assignment. This Agreement and the exhibits and schedules attached to this Agreement (which are incorporated by this reference), the Management Agreement, including all addenda thereto, the Interim Network Operating

Agreement dated as of the date hereof between Sprint Spectrum L.P. and Buyer, and the Master Sublease Agreement dated May 18 2000 between Buyer and Sprint Spectrum L.P. contain the entire agreement between the parties hereto with respect to the acquisition of the Assets and the other transactions contemplated herein, and supersedes all prior agreements or understandings between the parties hereto relating to the subject matter hereof. All exhibits attached hereto are incorporated herein by this reference. Buyer may assign its rights and obligations under this Agreement to any legal entity that assumes all, but not less than all, of Buyer's obligations under the Management Agreement.

     11. Severability. In the event any one or more of the provisions contained in this Agreement or any application thereof is invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement and any other application thereof will not in any way be affected or impaired thereby. Paragraph headings herein or in any exhibit hereto have no legal significance and are used solely for convenience of reference.

     12. No Other Representations and Warranties. Seller makes no representation or warranty to Buyer with respect to the Assets, except as expressly set forth in this Agreement.

     13. Waivers and Notices. Any term or condition of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument. No delay or failure on the part of any party in exercising any rights hereunder, and no partial or single exercise thereof, will constitute a waiver of such rights or of any other rights hereunder. All notices, consents, requests, instructions, approvals and other communications provided for herein will be validly given, made or served if given, made or served in accordance with the Management Agreement. For purposes of this Agreement, notices to Seller will be sent to the notice address for Sprint PCS stated in the Management Agreement, and notices to Buyer will be sent to the notice address set forth for Manager in the Management Agreement.

     14. Counterparts. This Agreement may be executed in any number of counterparts, each of which will constitute an original but all of such counterparts taken together will constitute only one Agreement.

     15. Governing Law. The internal laws of the State of Missouri (without regard to principles of conflicts of law) govern the validity of this agreement, the construction of its terms, and the interpretation of the rights and duties of the parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

SELLER:                       SPRINT SPECTRUM L.P.

                              By /s/ Thomas E. Mateer
                                 ------------------------
                                 Thomas E. Mateer
                                 Vice President - Affiliations


                              SPRINT SPECTRUM EQUIPMENT COMPANY, L.P.

                              By /s/ Thomas E. Mateer
                                 ------------------------
                                 Thomas E. Mateer
                                 Vice President - Affiliations


                              SPRINT SPECTRUM REALTY COMPANY, L.P.

                              By /s/ Thomas E. Mateer
                                 ------------------------
                                 Thomas E. Mateer
                                 Vice President - Affiliations


BUYER:                        IPCS WIRELESS, INC.


                              By /s/ Timothy M. Yager
                                 --------------------
                                 Timothy M. Yager
                                 President and Chief Executive Officer

                                                        Asset Purchase Agreement


                              Michigan Cell Sites
                      Asset Purchase Agreement Exhibit A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Estimated
                                                                  Latitude/            SSUSA
Cascade ID      Site Address            Candidate City            Longitude            (Y/N)          Site Type     Transfer Stage
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                TRANSFER STAGES
                                                                    ---------------------------------------------------------------
                                                                                   TOTAL ON AIR                23
                                                                         TOTAL ON AIR (Lansing)                 9
                                                                    On Air (Lansing or Detroit)                 2
                                                                         Total On Air (Detroit)                 1
                                                                              TOTAL CONSTRUCTED                 3
                                                                                      TOTAL NTP                14
                                                                                   TOTAL LEASED                 1
                                                                                TOTAL PRE-LEASE                 9
                                                                             TOTAL UNDETERMINED                 0
                                                                    ---------------------------------------------------------------
                                                                                          TOTAL                62

                         Final Price for Illinois PCS
                            Michigan Asset Transfer
                      Asset Purchase Agreement Exhibit B


----------------------------------------------------------------------
Cascade ID       Site Type     Colo     Transfer Stage      Price
----------------------------------------------------------------------
TOTAL                                                      $12,925,210

Sites are/will be sprint Sites USA Owned
Red cascade sites are currently on air.

Transfer Stage summary
On Air                             23

------------------------------------------------------------------------------
Cascade ID      Site Type              Colo     Transfer Stage      Price
------------------------------------------------------------------------------
On Air (Lansing)                          9
On Air (Detroit)                          1
On Air (Detroit or Lansing)               2
Tower Construc                            3
NTP                                      14
Lease                                     1
Pre-lease                                 9
TBD                                       0
  Total                                  62

                              Assumed Liabilities

                                   Exhibit C

   Obligations arising after the Closing Date in connection with the Leases.

Cascade ID/
Bolded sites     SSUSA
Sprint owned    (Y or N)       Site Address         City             Site Type
------------------------------------------------------------------------------

                                   Exhibit D

                     ASSIGNMENT OF LEASES AND BILL OF SALE


     THIS ASSIGNMENT OF LEASES AND BILL OF SALE ("Assignment") is made and entered into as of the ____ day of _________, 199__ by and between _______________, a ________________ ("Assignor"), and
___________________________________________________, a
____________________________ ("Assignee").

     1. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, assign, transfer and set over unto Assignee all of Assignor's right, title and interest in and to those certain leases (collectively the "Leases") described in Exhibit A attached hereto and made a part hereof.

     2. In addition to the Assignment described above, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignee hereby agrees to assume all obligations and liabilities of Assignor arising under or pursuant to the Leases from and after the date hereof, and Assignee further agrees to perform and abide by each and every term, provision, covenant and condition contained in the Leases to be observed or performed on or after the date hereof. Assignor will not be responsible to the lessors under each of the Leases for the discharge or performance of any duties or obligations to be performed or discharged by the lessee thereunder after the date hereof.

     3. Assignee hereby agrees to indemnify and hold harmless Assignor from and against any and all loss, cost or expense (including, without limitation, reasonable attorney's fees) resulting by reason of Assignee's failure to perform any of the obligations of the lessee under the Leases after the assignment thereof to Assignee. Assignor hereby agrees to indemnify and hold harmless Assignee from and against any and all loss, cost or expense (including, without limitation, reasonable attorney's fees) resulting by reason of the failure of Assignor to perform any of the obligations of the lessee under the Leases which arise prior to the assignment thereof to Assignee.

     4. Assignor does hereby assign, sell, convey and deliver to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the fixtures, equipment, machinery and other personal property owned by Assignor (the "Personal Property") placed or installed on or about the real property described in the leases.

     5. ASSIGNEE TAKES THE PROPERTY DESCRIBED IN THIS ASSIGNMENT "AS IS-WHERE IS" AND "WITH ALL FAULTS." ASSIGNOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS AS TO THE PHYSICAL CONDITION, OPERATION OR ANY OTHER MATTER AFFECTING OR RELATED TO THE SUCH PROPERTY, EXCEPT AS HEREIN SPECIFICALLY SET FORTH OR REFERRED TO, AND ASSIGNEE HEREBY EXPRESSLY ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS HAVE BEEN MADE. ASSIGNOR EXPRESSLY DISCLAIMS AND ASSIGNEE ACKNOWLEDGES AND ACCEPTS THAT ASSIGNOR HAS DISCLAIMED TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY AND ALL REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, CONCERNING THE PROPERTY, INCLUDING, WITHOUT LIMITATION, (i) THE VALUE, CONDITION, MERCHANTABILITY, MARKETABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OF THE PROPERTY, (ii) THE MANNER OR QUALITY OF THE CONSTRUCTION OF THE MATERIALS, IF ANY,

INCORPORATED INTO ANY OF THE PROPERTY AND (iii) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY. ASSIGNOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN.

     6. Assignor hereby covenants and agrees that Assignor will execute and deliver to Assignee upon demand, from time to time, any further instrument or instruments which are reasonably necessary to reaffirm, correct and/or perfect this Assignment and the transfer to Assignee of the items described in this Assignment.

     7. This Assignment inures to the benefit of and is binding upon the successors and assigns of the parties hereto.

     8. This Assignment may be executed in a number of identical counterparts which, taken together, constitute collectively one agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above.

                                             ASSIGNOR:
                                             _____________________________, a
                                             ___________________________________

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                             ASSIGNEE:
                                             _____________________________, a
                                             ___________________________________

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                   Exhibit E

                              CONSENT AND RELEASE

     THIS CONSENT AND RELEASE (this "Consent") is made and delivered as of the _____ day of ___________, 200__, by _________________________, a
__________________________ ("Lessor"), to and for the benefit of
__________________________, a ___________________________ ("Lessee").

                                   Recitals

     A. Lessor and Lessee entered into that certain lease dated ______________ (the "Lease"), pursuant to which Lessee leased from Lessor certain premises located at _______________________________________________________________ (the
"Premises").

     B. Lessee and ____________, a ____________ ("Assignee"), have entered into a Purchase and Sale agreement whereby Lessee may sell to Assignee certain assets of Lessee ("Assets"), including, without limitation, the Lease. If the sale of the Assets is completed, Lessee will assign to Assignee all of Lessee's right, title and interest, as lessee, in, under and to the Lease, and Assignee will assume all of the duties, obligations and liabilities of Lessee under the Lease which arise from and after the assignment of the Lease from Lessee to Assignee.

     C. Lessee has requested that Lessor grant its consent to the assignment of the Lease and that Lessor release Lessee from all duties, obligations and liabilities arising under the Lease from and after the assignment of the Lease from Lessee to Assignee.

     D. Lessor has agreed to give such consent and release in accordance with the terms, and conditions of this Consent.

                             Terms and Conditions

     Based upon the foregoing Recitals, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, Lessor hereby agrees as follows:

     1. Lessor's Consent to Assignment. If Lessee completes the sale of the Assets to Assignee, Lessor hereby consents to the assignment of the Lease by Lessee to Assignee upon the terms and conditions set forth in the Assignment.

     2. Release of Lessee. If Lessee completes the sale of the Assets to Assignee, Lessor hereby releases Lessee from all duties, obligations and liabilities under the Lease which arise from and after the effective date of the Assignment and agrees to recognize Assignee as the lessee under the Lease for all purposes with respect to the performance of all duties, obligations and liabilities of the lessee which arise under the Lease from and after the effective date of the Assignment. By executing this Consent, Lessor hereby acknowledges, agrees to and reaffirms its continuing rights, powers, duties, obligations and liabilities under the Lease.

     Lessor agrees that it will provide Lessee with written notice of any default by Assignee under the Lease at the same time that any such notice is provided to Assignee in accordance with the notice provisions of the Lease. Lessor agrees to reserve to Lessee the right, concurrent with Assignee, to cure any such within the cure period provided under the default provisions of the Lease. For purposes of Lessee's cure right, the cure period under the default provisions shall commence on the date notice is received by Lessee. Such right, if exercised, shall act as a reassignment of the Lease from Assignee to Lessee and Lessor hereby consents to a reassignment of the Lease from Assignee to Lessee. Assignee agrees to reassign the Lease from Assignee to Lessee, effective immediately upon expiration of the cure period as provided for in the default provisions of the Lease if the Lessee has cured, and the Assignee has not cured, in accordance with the default provisions of the Lease. In the event of such reassignment Lessee shall perform all duties and assume all obligations and liabilities arising under the Lease.

     3. Consent to Assignment and Reassignment Only. The consent of Lessor, which is given hereby, extends only to the assignment of the Lease to Assignee and the reassignment of the Leases from Assignee to Lessee, and shall not apply to any further assignment of the Lease. Any future assignment of the Lease or subletting of the Premises, either in whole or in part, is subject to the consent requirements of the Lease.

     4. Status of Lease. The Lease is in full force and effect and there are no defaults under the Lease as of the date of this Consent.

     5. Governing Law. This Consent is to be governed by, and construed and enforced in accordance with, the laws of the State of __________.

     IN WITNESS WHEREOF, Lessor has executed this Consent for delivery as of the date first above written.

                              LESSOR:

                              _________________________,
                              a ________________________


                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________


                                                                             E-2